                       SETTLEMENT AGREEMENT AND MUTUAL RELEASE



    This Settlement Agreement and Mutual Release (the "Agreement") is entered into as of July 31, 1996 by and among CenterPoint Properties Corporation, a Maryland corporation (the "Company"), Michael M. Mullen ("Mullen"), Stephen L. Schlader ("Schlader") and Robert L. Stovall ("Stovall"; Messrs. Mullen, Schlader and Stovall being collectively referred to herein as the "Employees").

                                      RECITALS:

    WHEREAS, as contemplated in the Agreement and Plan of Recapitalization dated as of September 27, 1993 (the "Plan of Recapitalization") among C&R USA Corp., Capital and Regional USA Holdings Limited, Midcontinent REIT, Inc., Capital and Regional Properties and the other parties named therein pursuant to which the Company was formed as a real estate investment trust, the Company acquired certain Properties (as such term is defined in the Plan of Recapitalization) from certain Property Affiliates (as such term is defined in the Plan of Recapitalization) in which the Employees had ownership interests (the "Formation Transactions"); and

    WHEREAS, in connection with the Formation Transactions, the Company executed and delivered separate Tax Reimbursement Agreements dated November 29, 1993 (collectively, the "Tax Reimbursement Agreements") with each of the Employees; and

    WHEREAS, the Employees have asserted claims that the Company has additional payment obligations under the Tax Reimbursement Agreements; and

    WHEREAS, the Company has denied and continues to deny the Employees' claim that the Company has further liability to the Employees under the Tax Reimbursement Agreement; and

    WHEREAS, in order to avoid the burden and expense of litigation and to reach a final settlement, the Employees and the Company desire to settle and compromise any claims or potential claims which may arise from the Formation Transactions and the other transactions described herein, on the terms and conditions set forth herein.

                                      AGREEMENT

    NOW, THEREFORE, in consideration of the mutual promises and obligations set forth below and for good and valuable consideration receipt of which is hereby acknowledged, the Company and the Employees agree as follows:

    1.   SETTLEMENT NOTES.   In consideration of the Employees' release set
forth in Section 2 below, the Company will issue $300,000 aggregate principal amount of its non-interest bearing negotiable Promissory Notes (the "Notes"), payable in 18 equal monthly installments, in the form attached hereto as Exhibit A (the "Notes"). The principal amount and payee of each Note shall be determined by a written direction executed by all of the Employees.

    2. EMPLOYEE RELEASE. In consideration of the issuance of the Notes and the entry into this Agreement which each Employee acknowledges would not be entered into by the Company in the absence of the release set forth in this
Section 2, each Employee does hereby fully and forever release and discharge the Company, its past and present parents, subsidiaries, divisions, sister and affiliated companies, its predecessors, successors and assigns, and all of their respective past and present stockholders, directors, officers, employees and agents (collectively, the "Company Released Parties"), of and from any and all claims, demands, liabilities, obligations, debts and causes of action, whether known or unknown, or any kind or character that any Employee now has, claims to have or has had, or which hereafter may accrue, against the Company Released Parties, or any of them, including, without limitation, any claims arising out of any matter related to the Formation Transactions and Tax Reimbursement Agreements, but excluding, in the case of Stovall, any claims arising out of the Employment Separation Agreement referred to in Section 4 below and excluding, in the case of Mullen and Schlader, any claims arising out of their employment by the Company subsequent to the date hereof.

    3. COMPANY RELEASE. In consideration of the Employee Release, the Company does hereby fully and forever release and discharge each Employee and his heirs, administrators, executors and assigns (collectively, the "Employee Released Parties") of and from any and all claims, demands, liabilities, obligations, debts and causes of action, whether known or unknown, or any kind or character that the Company now has, claims to have or has had, or which hereafter may accrue, against the Employee Released Parties, or any of them, arising out of any matter related to the Formation Transactions.

    4. CONDITIONS TO ISSUANCE OF NOTES. The Company's issuance of the Notes and its obligations thereunder are subject to (i) the execution and delivery of this Agreement by each Employee and (ii) the execution and delivery by Stovall of the Employment Separation Agreement in the form attached hereto as Exhibit B and the seven day revocation period provided therein shall have expired without Stovall's revocation of the release attached to the Employment Separation Agreement.

    5. GOVERNING LAW. This Agreement shall be governed and construed by the laws of the State of Illinois applicable to agreements and releases made and to be performed in Illinois.

    THE EMPLOYEES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, INCLUDING THE EMPLOYEE RELEASE, THAT THE EMPLOYEES HAVE CONSULTED INDEPENDENT COUNSEL IN CONNECTION THEREWITH, THAT THE EMPLOYEES FULLY KNOW, UNDERSTAND AND APPRECIATE ITS CONTENTS AND THAT THE EMPLOYEES HAVE EXECUTED THE SAME AND MADE COMPROMISE PROVIDED FOR HEREIN VOLUNTARILY AND OF THEIR OWN FREE WILL.


                                         -2-

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    IN WITNESS WHEREOF, the Company and the Employees have executed this
Agreement as of the date first written above, and this Agreement may be executed in counterparts with each executed counterpart constituting an original but all together only one agreement.

                                  CENTERPOINT PROPERTIES
                                    CORPORATION


                                  By:
                                       ------------------------------


                                  -----------------------------------
                                  Michael M. Mullen


                                  ------------------------------------
                                  Stephen L. Schlader


                                  ------------------------------------
                                  Robert L. Stovall

                             NEGOTIABLE PROMISSORY NOTE



No. ___
$__________                                                     ________, 1996
                                                             Chicago, Illinois


    FOR VALUE RECEIVED, the undersigned, CENTERPOINT PROPERTIES CORPORATION, a Maryland corporation (the "Company"), promises to pay to the order of _________________ ("Holder"), the principal sum of ________________ Dollars
($_________) on ___________, payable in equal installments on the first of each month commencing _______________, 1996. The principal amount hereof shall not bear interest. The principal amount of this Note is payable in the City of Chicago, State of Illinois.

    This Note is one of three promissory notes in the aggregate principal amount of $300,000 issued in connection with the Settlement Agreement and Mutual Release dated as of July 31, 1996 among the Company and the initial holders of the Notes.

    Payments of principal are to be made in the lawful money of the United States of America.

    An Event of Default under this Note shall occur and be continuing upon a default in payment which is not cured within thirty (30) days of written notice thereof to the Company by the holder of this Note. When an Event of Default occurs and is continuing, the holder of the Note may accelerate all amounts due hereunder upon written notice to the Company.

    This Note is binding upon the Company and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns. This
Note is made under and governed by the internal laws and decisions of the State of Illinois, without regard to conflict of laws principles.

                                  CENTERPOINT PROPERTIES
                                    CORPORATION


                                  By:
                                     ---------------------------
                                  Its: